WHITEHALL FUNDS TRUST
                            (the "Trust")

                        Whitehall Growth Fund
                   Whitehall Growth and Income Fund
                      Whitehall High Yield Fund
                        Whitehall Income Fund
                            (the "Funds")

                  Supplement dated January 28, 2003
        to the Prospectus and Statement of Additional Information
                      each dated April 1, 2002,
                  as supplemented November 27, 2002

	This Supplement updates the information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information of the Trust, each dated April 1, 2002, as supplemented November 27, 2002.

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS HELD
JANUARY 27, 2003

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

	On October 28, 2002, the parent company of Whitehall Asset Management, Inc. (the "Adviser"), The Industrial Bank of Japan Trust Company ("IBJ Trust"), entered into an agreement (the "Purchase Agreement") to sell the Adviser to Atlantic Trust
Group, Inc. ("Atlantic Trust"), a wholly-owned subsidiary of AMVESCAP PLC ("AMVESCAP") (the "Acquisition"). Atlantic Trust is a leading investment services firm that provides comprehensive asset management and financial advisory services to private clients around the world. After the Acquisition, the Adviser will be a wholly-owned indirect subsidiary of AMVESCAP. In anticipation of the change in ownership of the Adviser, the shareholders of the Funds were asked to approve a new Investment Advisory Agreement with the Adviser (the "Agreement"). This approval occurred on January 27, 2003 and the Agreement will be effective immediately after the completion of the Acquisition, which is subject to a number of conditions. The Acquisition is expected to occur on January 31, 2003 (the "Closing"), but may occur on a later date. Except for the change in the ownership of the Adviser, there are no material differences between the provisions of the Agreement and the current investment advisory agreement. In addition, AMVESCAP has represented to the Board of Trustees of the Trust (the "Board") that certain key management personnel of the Adviser are expected to remain after the Acquisition. Accordingly, the Board does not currently anticipate that there will be substantial changes in the way in which the Funds are managed or operated. THE AGREEMENT WILL NOT RESULT IN A CHANGE IN ADVISORY FEES PAID BY THE FUNDS.

     Information About AMVESCAP and its Affiliates

     AMVESCAP is a leading independent global investment manager dedicated to helping people worldwide build their financial security. Operating under the AIM, INVESCO, and Atlantic Trust brands, AMVESCAP strives to deliver outstanding investment performance and service through a comprehensive array of products for individual and institutional clients in more than 100 countries. AMVESCAP has approximately $324 billion in assets under management (as of September 30, 2002). The company is listed on the London, New York, Paris and Toronto stock exchanges with the symbol AVZ. After the Closing of the Acquisition, the Adviser's operations will be integrated with those of Atlantic
Trust Private Wealth Management, the private wealth management division of AMVESCAP. With $8.2 billion in assets under management (as of September 20, 2002), Atlantic Trust Private
Wealth Management manages wealth for individuals and families, and provides asset management services to foundations and endowments.


ELECTION OF NEW TRUSTEES

     Upon the Closing of the Acquisition, Jeffrey Boyd, and Joseph Breslin have agreed to resign as members of the Board. On November 18, 2002, the Board nominated Donald J. Herrema, an "interested person" as defined in the Investment Company Act of 1940, as amended, and Lynn S. Birdsong, who is not an "interested person" (an "Independent Trustee") for election to the Board of Trustees of the Trust. On November 25, 2002, the Board also nominated John R. Preston for election as an Independent Trustee. On January 27, 2003, each Fund's shareholders elected Messrs. Herrema, Birdsong and Preston to begin serving as Trustees of the Trust following the Closing of the Acquisition.

     In addition, following the Closing of the Acquisition, the following changes will be made to the officers of the Trust:

* Joseph Breslin will be replaced as President of the Trust by Mark Santero. Mr. Santero is head of product development at Atlantic Trust. Mr. Santero joined
  Atlantic Trust in 2002. Prior to joining Atlantic Trust he was a Senior Vice President and Director of the Alliance Products division of AIM Distributors, Inc., an affiliate of AMVESCAP.
* Glen M. Wolfset will be replaced as Treasurer of the Trust by John Bini who will become Treasurer and Chief Financial Officer. Mr. Bini joined Atlantic Trust in
  2002. Prior to that, he was in the Finance Group at Zurich Scudder Investments, Inc.
* Paul Elmlinger will be added as a Vice President of the Trust and will replace Judith Levy as Secretary of the Trust. Mr. Elmlinger is General Counsel of Atlantic
  Trust.  Prior to joining Atlantic Trust in 2002, Mr.
  Elmlinger was a Managing Director of Zurich Scudder Investments, Inc. and served as head of the international legal team.
* James Spencer will be added as a Vice President of the Trust. Mr. Spencer is Chief Equity Officer of Atlantic Trust.
* Paul Blaustein will be added as a Vice President of the Trust. Mr. Blaustein is currently a Managing Director of Whitehall Asset Management, Inc. He is the Director of
  Equity Research, responsible for all equity research as well as directing the equity investment process and policy together with the Chief Investment Officer. He manages the Whitehall Growth Fund and co-manages the Whitehall Growth & Income Fund. Mr. Blaustein joined the Adviser in 1997.


INFORMATION REGARDING CERTAIN NAME CHANGES

     Following the Closing of the Acquisition, the Adviser will change its name to "Atlantic Trust Advisors, Inc."
Additionally, the Board has resolved, upon the Closing of the Acquisition, to change the name of the Trust to "Atlantic Whitehall Funds Trust." Accordingly, the new name of the Whitehall Growth Fund will be the "Atlantic Whitehall Growth Fund"; the new name of the Whitehall Growth and Income Fund will be the "Atlantic Whitehall Growth and Income Fund"; the new name of the Whitehall High Yield Fund will be the "Atlantic Whitehall High Yield Fund"; and the new name of the Whitehall Income Fund will be the "Atlantic Whitehall Income Fund".




            RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
       STATEMENT OF ADDITIONAL INFROMATION FOR FUTURE REFERENCE.